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                                                                   EXHIBIT 10.11


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT HAS BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANFERRED, OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION OR (B) UPON OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH APPLICABLE STATE SECURITIES LAWS OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                             MICHAEL HOLDINGS, INC.

WARRANT CERTIFICATE                                              15,000 WARRANTS
NUMBER                                                           DATE
       ------------                                                   ----------


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

         THIS CERTIFIES that, for good and valuable consideration received, Michael Holdings, Inc., a Texas corporation (the "Company") hereby grants to Dale L. Schwarzhoff, an individual, or registered assign ("Holder"), the number of warrants set forth above (the "Warrants"), each of which entitles Holder to purchase, subject to the terms and conditions set forth below, one fully-paid and non-assessable share of Common Stock of the Company at a purchase price of [Twenty Five percent above the initial public offering price] Dollars ($________) (the "Purchase Price"), at any time or from time to time after the date set forth above (the "Exercise Date") and on or prior to 5:00 P.M. Pacific Daylight Time on [Five Years from the first day of Initial Public Offering] (the "Expiration Date"). If the Warrants represented hereby are not exercised on or before 5:00 PM Pacific Daylight Time, on the Expiration Date, they shall become void and all rights thereunder shall cease. The Purchase Price and the number and kinds of securities of the Company purchasable upon the exercise of the Warrants represented hereby are subject to modification or adjustment as provided below. The Purchase Price shall be payable in lawful funds of the United States. Upon presentation and surrender of this Warrant Certificate together with the payment of the Purchase Price for the shares of Common Stock thereby purchased and the Form of Notice of Exercise attached hereto duly executed, at the place and in the manner specified in Section 4, below, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.





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1.       REGISTRATION AND TRANSFER

         1.1     General

                 The Company shall maintain books for the registration and transfer of the Warrants. Prior to due presentment for registration of transfer of the Warrants, the Company may deem and treat the registered Holder as the absolute owner thereof.

         1.2     Transfer

                 The Warrants may not be assigned or transferred without the prior written consent of the Company, in its sole and absolute discretion.

         1.3     Registration

                 Subject to Section 1.2 above, the Company shall register upon its books any transfer of the Warrants upon surrender of this Warrant Certificate to the Company accompanied (if so required by the Company) by a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee and the surrendered Warrant Certificate shall be cancelled by the Company. If only a portion of the Warrants represented by this Warrant Certificate are transferred, a new Warrant Certificate shall also be issued to the transferor.

         2.      LOSS OR MUTILATION

                 Upon receipt by the Company of reasonable evidence of the ownership and the loss, theft, destruction, or mutilation of the Warrant Certificate and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in substitution therefor a new Warrant Certificate representing an equal number of Warrants.

         3.      ADJUSTMENTS

                 The Purchase Price and the number of shares purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the occurrence of certain events described herein.





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3.1      Purchase Price Adjustments

         a.      Split, Subdivision, or Combination of Shares

                 If the Company at any time while these Warrants remain outstanding and unexpired shall split (but excluding any split effected as a stock dividend, which shall be covered by Section 3.1G hereof), subdivide, or combine the securities as to which purchase rights hereunder exist, the Purchase Price shall be proportionately increased or decreased as appropriate.

         b.      Common Stock Dividends

                 If the Company at any time while these Warrants remain outstanding and unexpired shall pay a dividend or make any other distribution with respect to Common Stock payable in shares of Common Stock, then the Purchase Price shall be adjusted, from and after the record date for determining the shareholders entitled to receive any dividend or distribution, to that price determined by multiplying the Purchase Price in effect immediately prior to such date of determination by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

         c.      Other Dividends

                 If the Company, at any time while these Warrants remain outstanding and unexpired, shall pay a dividend or make any other distribution with respect to Common Stock payable in stock (other than Common Stock) or other securities or property (but excluding cash), the Holder hereof shall be entitled to receive, upon exercise of the Warrants, in addition to the shares of Common Stock otherwise receivable upon exercise hereof, the same number and kind of stock or other securities and property which the Holder would have received had the Holder than held the shares of Common Stock receivable on exercise hereof on and before the record date of such dividend or distribution.





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         d.      Reclassification and Recapitalization

                 In the event of any reclassification or recapitalization of the outstanding Common Stock (other than a change in par value), the Purchase Price and the number and type of securities to be received upon the exercise of the Warrant shall be appropriately adjusted in good faith by the Board of Directors of the Company to reflect such reclassification or recapitalization and to protect (i) the rights of the Holder to receive, upon the exercise hereof, the same amount of securities or property that it would have received had it exercised the Warrants immediately prior to the date for determination of Holders of Common Stock entitled to receive securities or property as a result of such reclassification or recapitalization, and (ii) the Holder's rights to appropriate adjustment upon any further stock dividend, stock split, reclassification, or recapitalization.

3.2     Adjustment of Number of Shares

                 Upon each adjustment in the Purchase Price pursuant to Sections 3.1(a) or (b) above, the number of shares of Common Stock purchasable hereunder shall be adjusted to the nearest whole share to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Purchase Price by a fraction, the numerator of which shall be the Purchase Price immediately prior to such adjustment, and the denominator of which shall be the Purchase Price immediately after such adjustment.

3.3     Capital Reorganization, Merger, or Sale of Assets

                 If, at any time or from time to time, there shall be a merger or consolidation of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any change in reclassification or the outstanding shares of Common Stock or other capital stock of the Company), or a sale of all or substantially all of the Company's properties and assets to any other person, the Holder shall thereafter be entitled to receive (and it shall be a condition to the consummation of any such merger, consolidation, or sale, that appropriate provision be made so that the Holder shall thereafter be entitled to receive), upon exercise of the Warrants, the kind and amount of shares of stock or other securities or property receivable upon such merger, consolidation, or sale, by a holder of the number of shares of Common Stock





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         issuable upon exercise would have been entitled upon such merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section with respect to the rights of the Holder after the reorganization, merger, consolidation, or sale to the end that the provisions of this
         Section 3 (including adjustment of the Purchase Price then in effect and the number of shares of Common Stock purchasable upon exercise of the Warrants) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

         3.4     Certificate as to Adjustment

                 Upon the occurrence of each adjustment or readjustment of the Purchase Price and the number of shares of Common Stock or other securities pursuant to this Section 3, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and cause its chief financial officer to verify such computation and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth (a) such adjustment or readjustment, (b) Purchase Price at the time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other securities and/or property which at the time would be receivable upon the exercise of the Warrants. Such certificate shall set forth in reasonable detail such facts as may be necessary to show the reason for and manner of computing such adjustment.

         3.5     No Impairment

                 The Company will not take any action, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, specifically designed to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

         3.6     Notices of Record Date

                 In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than





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         a cash dividend) or other distribution, any rights to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any securities or property, or to receive any other right, the Company shall mail to the Holder, not later than the later to occur of (i) fifteen (15) days prior to the date specified therein or (ii) the business day after determination by the Board of Directors of the record date to take such action, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right.

         3.7     No Fractional Shares

                 No fractional shares shall be issued upon the exercise of the Warrants and the number of shares of Common Stock issued shall be rounded to the nearest full share. Such rounding shall be determined on the basis of the total number of Warrants the Holder is at the time exercising and the number of shares of Common Stock issuable upon such aggregate exercise.

4.       EXERCISE OF WARRANTS

                 The purchase rights represented by these Warrants are exercisable by the Holder, in whole or in part, at any time and from time to time on or after the Exercise Date and on or prior to the Expiration Date. The Warrants may be exercised by surrender of this Warrant Certificate, with the Notice of Exercise attached hereto duly executed, to the principal executive office of the Company, presently located at 13101 Northwest Freeway, Suite 320, Houston, TX 77040 (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company, and shall be accompanied by payment in cash, cashier's check, or bank draft, payable to the Company, in an amount equal to the full purchase price for the shares of Common Stock with respect to which the Warrants are being exercised (hereinafter referred to as the "Shares"). The Company shall deliver a certificate or certificates representing the Shares as soon as practical, and, in any event, within thirty (30) days after the notice and payment shall be received. The certificate for the Shares shall be registered in the name of the person exercising the Warrants and shall be delivered, as provided above, to the written order of the person exercising the Warrants. All shares of Common Stock which may be issued upon the exercise of the Warrants as provided herein shall be fully paid and non-assessable and free





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         from all taxes, liens, and charges, other than those created by or otherwise applicable to the Holder. Holder shall not be entitled to the privileges of share ownership, including without limitation the right to vote to receive dividends as to any shares of Common Stock not actually issued and delivered to it. Holder hereby certifies that these Warrants and all shares of Common Stock in the Company purchased or to be purchased by it pursuant to the exercise of the Warrants are being, or are to be, acquired by it for investment purposes and not with a view to or for resale in connection with any distribution or public offering thereof.

5.       GENERAL

                 The Company shall, at all times during the term of the Warrants, reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Warrant Certificate; and if, at any time, the number of authorized but unissued shares of Common Stock shall be insufficient to effect the exercise of the Warrants, in addition to such other remedies as shall be available to the Holder, the Company shall use its reasonable best efforts to take such corporate action as may, in the opinion of the Company, be necessary to increase its authorized but unissued shares of Common Stock to such number as shall be sufficient for such purposes. The Company shall pay all original issue and transfer taxes with respect to the issue of shares of Common Stock pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will, from time to time, use its reasonable best efforts to comply with all laws and regulations which, in the opinion of the Company, shall be applicable thereto.

6.       LEGENDS

                 The Holder understands that neither the Warrants nor the shares have been registered under the Act or any state securities laws and will be issued in reliance on an exception from the registration requirements thereof. Holder acknowledges that the certificates evidencing the Shares shall bear the following legend:

                 The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") or any applicable state securities laws; they have





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                 been acquired by the Holder for investment and may not be
                 pledged, hypothecated, sold, transferred, or otherwise disposed of except (A) pursuant to an effective registration statement or (B) upon opinion of counsel acceptable to a Company, pursuant to an exemption from registration under the Act and such applicable state securities laws or the rules and regulations promulgated thereunder.

7.       NOTICES

                 Any notice required by the provisions of this Warrant Certificate to be given to the Holder shall be deemed given three (3) days after it is deposited in the U.S. mail, certified and return receipt requested, addressed to the Holder at its address appearing on the books of the Company or on the date actually delivered in person.

8.       GOVERNING LAW

                 This Warrant Certificate shall be governed by and construed in accordance with the laws of the state of Texas.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the date first above written.


                                           MICHAEL HOLDINGS, INC.

                                           BY: /s/ GLENN D. HART
                                              ----------------------------------
                                                   Glenn D. Hart, Chairman & CEO

                                           HOLDER

                                           BY: /s/ DALE L. SCHWARZHOFF
                                              ----------------------------------
                                                   Dale L. Schwarzhoff





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